                                                                   Exhibit 99.47

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $1,062,281,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-AR1

                       MERRILL LYNCH MORTGAGE LENDING INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         ARGENT MORTGAGE COMPANY, L.L.C.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                     [DEUTSCHE BANK NATIONAL TRUST COMPANY]
                                     TRUSTEE

                              SEPTEMBER [21], 2005

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

         EXCESS SPREAD IN   EXCESS SPREAD IN
                BPS                BPS
          (FORWARD LIBOR     (FORWARD LIBOR
PERIOD      UP 100 BPS)        UP 200 BPS)
------   ----------------   ----------------
   1            267                267
   2             89                  2
   3             97                  6
   4             74                  0
   5             70                  0
   6            117                 28
   7             66                  0
   8             79                  1
   9             60                  0
  10             81                  1
  11             62                  0
  12             59                  0
  13             75                  0
  14             55                  0
  15             71                  0
  16             52                  0
  17             50                  0
  18            102                 17
  19             47                  0
  20             64                  0
  21            165                 67
  22            183                 86
  23            162                 65
  24            166                 69
  25            198                101
  26            179                 80
  27            259                162
  28            240                140
  29            241                141
  30            280                186
  31            242                142
  32            262                165
  33            342                247
  34            364                270
  35            344                248
  36            346                250
  37            372                278
  38            319                224
  39            369                307
  40            350                285
  41            351                286
  42            411                355
  43            349                283
  44            368                305
  45            367                328
  46            386                350
  47            364                325
  48            356                316
  49            360                322
  50            337                296
  51            373                344
  52            350                317
  53            348                315
  54            408                384
  55            343                309
  56            361                330
  57            340                310
  58            358                331
  59            334                304
  60            334                304
  61            358                330
  62            335                304
  63            353                324
  64            329                297
  65            327                295
  66            388                364
  67            323                290
  68            341                310
  69            321                286
  70            339                307
  71            316                281
  72            313                278
  73            330                298
  74            307                271
  75            329                294
  76            ***                ***

            SCENARIO                    1                2                 3               4
            --------             ---------------  ---------------  ---------------  ---------------
               SPEED    PRICING    75% pricing      100% pricing     125% pricing     75% pricing
               RATES                 Forward          Forward          Forward        Forward +100
            TRIGGERS                   Fail             Fail             Fail            Fail
        CLEANUP CALL               To Maturity      To Maturity      To Maturity      To Maturity
 DEFAULT P&I ADVANCE               100% Advance     100% Advance     100% Advance     100% Advance
    DEFAULT SEVERITY                   50%              50%              50%              50%
DEFAULT RECOVERY LAG     Months     12 months        12 months        12 months        12 months
     DEFAULT BALANCE             Current Balance  Current Balance  Current Balance  Current Balance
     CPR = CDR + CRR  Capped
                      at prepay
           CPR = CRR  PSA
                      standard       CPR= CRR         CPR= CRR        CPR = CRR        CPR = CRR

            SCENARIO          5                6               7                8
            --------  ---------------  ---------------  ---------------  ---------------
               SPEED    100% pricing    125% pricing      75% pricing      100% pricing
               RATES    Forward +100    Forward +100     Forward + 200    Forward + 200
            TRIGGERS       Fail             Fail             Fail             Fail
        CLEANUP CALL    To Maturity      To Maturity      To Maturity      To Maturity
 DEFAULT P&I ADVANCE   100% Advance     100% Advance      100% Advance     100% Advance
    DEFAULT SEVERITY        50%              50%              50%              50%
DEFAULT RECOVERY LAG     12 months        12 months        12 months        12 months
     DEFAULT BALANCE  Current Balance  Current Balance  Current Balance  Current Balance
     CPR = CDR + CRR

           CPR = CRR
                          CPR= CRR         CPR= CRR        CPR = CRR         CPR= CRR

            SCENARIO         9                10               11               12
            --------  ---------------  ---------------  ---------------  ---------------
               SPEED    125% pricing     75% pricing      100% pricing     125% pricing
               RATES   Forward + 200    Forward + 300    Forward + 300    Forward + 300
            TRIGGERS       Fail             Fail             Fail              Fail
        CLEANUP CALL    To Maturity      To Maturity      To Maturity      To Maturity
 DEFAULT P&I ADVANCE    100% Advance    100% Advance      100% Advance     100% Advance
    DEFAULT SEVERITY        50%              50%              50%              50%
DEFAULT RECOVERY LAG     12 months        12 months        12 months        12 months
     DEFAULT BALANCE  Current Balance  Current Balance  Current Balance  Current Balance
     CPR = CDR + CRR

           CPR = CRR
                          CPR= CRR         CPR= CRR        CPR = CRR        CPR = CRR

                INITIAL
       RATINGS    BOND         SUB-
CLASS    M/S      SIZE   ORDINATION
-----  -------  -------  ----------
A3A3   AAA/AAA   78.20      21.80    CDR          35.3   41.6   47.5   35.3   41.6   47.5   35.3   41.6   47.5   35.3   41.6   47.5
                                     DM           21.3   21.1   19.8   21.3   21.1   19.8   21.3   21.1   19.8   21.3   21.1   19.8
                                     WAL          4.26   3.54   3.08   4.26   3.54   3.08   4.26   3.54   3.08   4.26   3.54   3.08
                                     CummLosses  32.18% 31.40% 30.96% 32.18% 31.40% 30.96% 32.18% 31.40% 30.96% 32.18% 31.40% 30.96%
M1     AA2/AA+    7.05      14.75    CDR
                                     CummLosses
M2       A2/AA    5.25       9.50    CDR
                                     CummLosses
B1      BAA1/A    2.35       7.15    CDR
                                     CummLosses
B2     BAA2/A-    0.95       6.20    CDR
                                     CummLosses
B3      BAA3/
         BBB+     1.00       5.20    CDR
                                     CummLosses
B4     BA1/BBB    1.05       4.15    CDR
                                     CummLosses
OC                4.15       4.15